Summary Prospectus
Monetta Young Investor Growth Fund
(Ticker: MYIFX)
April 30, 2021

Before you invest, you may want to review the Monetta Young Investor Growth Fund’s (“Young Investor Growth Fund” or the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus, reports to shareholders, and other information about the Fund online at https://monetta.com/monetta-young-investor-growth-fund/. You can also get this information at no cost by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.monetta.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-MONETTA or send an e-mail request to info@monetta.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Investment Objective

The Young Investor Growth Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Young Investor Growth Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.51%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses(1)	1.34%
(1)Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Young Investor Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Young Investor Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Young Investor Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$136	$425	$734	$1,613

Portfolio Turnover

The Young Investor Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Young Investor Growth Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Young Investor Growth Fund’s performance. During the most recent fiscal year, the Young Investor Growth Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Young Investor Growth Fund employs a “core-plus” investment approach, which includes an active and passive component. For the Fund’s “passive” component of its strategy, the Fund invests approximately 50% of its assets in exchange-traded funds (“ETFs”) that seek to track the S&P 500® Index (the “Index”) or other broad-based market indices that primarily include stocks of large capitalization U.S. companies. For the Fund’s “active” component, the balance of the Fund is directly invested in common stocks of companies of all market capitalization ranges and is diversified among industries and market sectors. However, the Adviser will primarily seek to invest in common stocks of large-cap companies (those with market capitalizations of at least $10 billion) that the Adviser considers to be high quality, well-known companies that produce products or provide services that are recognized by many investors.

In selecting individual stock investments, emphasis is placed on those companies that the Adviser believes to have above average long-term growth potential, a history of growth, a competitive advantage, and an established and experienced management team. The Adviser also considers price direction, volume, and relative strength of the issuers of such investments, which the Adviser believes to be harbingers of pending fundamental changes that could lead to more/less institutional ownership. Depending on market conditions and such considerations, the Adviser may at times be very active in turning over the non-ETF portion of the Young Investor Growth Fund’s portfolio. While the Adviser expects that the Fund’s assets will usually be invested approximately 50% in funds (passive component) and 50% in direct investments (active component), these percentages may vary significantly from time to time due to market conditions. The Fund intends to invest at least 30% of its assets in each component under normal market conditions. The Fund may invest up to 10% of its assets in foreign stocks, primarily through American Depositary Receipts (“ADRs”).

A bottom-up approach is used in selecting these investments by evaluating each company on the basis of its financial statements and operations. Factors such as a company’s industry leadership, competitive advantages, earnings growth, profit margins, sales trends, and dividends, as well as technical factors, are scrutinized as part of the Adviser’s analysis.

The combination of investing in a core index component and individual growth companies seeks to diversify the portfolio through the use of ETF investments while providing the Adviser with the opportunity to seek excess returns relative to the index in specific company investments.

The Fund may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments.

Principal Risks

Although every effort is made to achieve the Young Investor Growth Fund’s objective of long-term capital growth, the Adviser cannot guarantee that the objective will be attained. You could lose all or a portion of your investment in the Fund as a result of a steep, sudden and/or prolonged market decline. The principal risks include:

•ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.
•Equity Securities Risk. Prices of equity securities may fluctuate rapidly and unpredictably in shorter time periods for a variety of reasons, including as a result of political or economic events having little or nothing to do with the performance of the issuers, and there is no guarantee of long-term growth. Equity securities of growth companies may be more volatile and could result in a disproportionate return or loss respective to their benchmarks. Equity securities of technology growth companies, in particular, may be more volatile than equity securities of other companies primarily due to market saturation, price competition and rapid product obsolescence.
•Management Risk. The Adviser’s investment strategy may not achieve the Fund’s objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
•Market Risk. The stock market or stocks and ETFs in the Fund’s portfolio may decline or not increase at the rate anticipated.
•Growth Stock Risk. Growth-oriented funds may under-perform when growth stocks are out of favor.
•Foreign Investment Risk. Foreign investing, involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility and less developed or less efficient trading markets.
•ETF Risk. ETFs are subject to substantially the same risks as those of their underlying securities or other investments held by the ETF, and investments in ETFs will result in the Fund’s shareholders indirectly bearing a proportionate share of the ETFs’ operating expenses, in addition to the direct expenses of the Fund. Because the value of ETF shares depends on the demand in the market, ETF shares may trade at a discount or premium to the ETF’s net asset value per share.
•Short-Term Investment Risk. The Fund may make short-term investments without limitation in periods when the Adviser determines that a temporary defensive position is warranted. When the Fund is so invested, it may not achieve its investment objective.
•Large Cap Equity Risk. The stocks of large capitalization companies involve risks due to larger, more established companies being unable to respond quickly to new competitive challenges, such as consumer preferences. Larger companies may also not be able to attain the high levels of growth rates or returns similar to those of smaller capitalization companies.
•Small and MidCap Equity Risk. The stocks of small and midcap capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
•Market and Geopolitical Risk.  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.   The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.
•Sector Risk. The Fund’s investments may be focused in securities of a particular sector from time to time.  Economic, legislative or regulatory developments may occur that significantly affect the sector.  This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector or sectors.

Performance

The following bar chart and table show the risks of investing in the Young Investor Growth Fund. The bar chart shows the changes in the Young Investor Growth Fund’s performance from year to year. Also shown are the Young Investor Growth Fund’s highest and lowest quarterly returns. The table below shows the Young Investor Growth Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500® Index, a broad-based securities index. The Young Investor Growth Fund’s past performance, before and after taxes, is not necessarily an indication of how the Young Investor Growth Fund will perform in the future. Updated performance is available on the Fund’s website at www.monetta.com or by calling 1-800-MONETTA.

Young Investor Growth Fund (MYIFX)
Calendar Year Total Returns (before taxes)

Highest Quarterly Return	21.64% (Quarter ended June 30, 2020)	Lowest Quarterly Return	-18.90% (Quarter ended March 31, 2020)

Average Annual Total Returns (for the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Return Before Taxes	20.47%	15.45%	13.43%
Return After Taxes on Distributions	12.43%	12.09%	11.32%
Return After Taxes on Distributions and Sale of Fund Shares	17.35%	11.90%	10.81%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	18.40%	15.22%	13.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-exempt, tax-advantaged, or tax-deferred arrangements, such as 401(k) plans, 529 plans, or individual retirement accounts (“IRAs”). Holdings in such accounts may be subject to taxes at a later date.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Investment Adviser

Monetta Financial Services, Inc. is the investment adviser to the Young Investor Growth Fund.

Portfolio Managers

Robert S. Bacarella, Chairman, President, Chief Executive Officer, and Director of the Adviser, has been the Portfolio Manager of the Young Investor Growth Fund since its inception in 2006.

Robert J. Bacarella, CPA, Vice President, Treasurer, Chief Financial Officer, and Director of the Adviser, has been the Co-Portfolio Manager of the Young Investor Growth Fund since 2009.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Young Investor Growth Fund shares on any business day by wire transfer, by telephone at 1-800-MONETTA or by mail to:

Regular Mail Monetta Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Deliver Monetta Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, Third Floor Milwaukee, WI 53202-5207

The minimum initial and subsequent investment amounts are as follows:

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular, Retirement, and Coverdell Education Savings Accounts	$1,000	No minimum
Automatic Investment Plan (AIP)	$25	$25 per month

Tax Information

The Young Investor Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt, tax-advantaged, or tax-deferred arrangement, such as a 401(k) plan, 529 plan, or IRA. Distributions on investments made through such accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.